December 31, 1998


Dear Shareholders,

1998 was a relatively good year for the Tax Free Fund of Vermont. During a period encompassing some of the lowest interest rates in decades, the Fund produced a total return of 3.82%, comprised of an tax free dividend yield of 4.2% offset in small part by a loss on investments (both realized and unrealized) of 0.4%. The dividend performance was relatively strong during a year when most yields on Vermont municipal bonds dove to under 5%, while the small investment loss reflected ongoing market price fluctuations in the Fund's portfolio throughout 1998. Nevertheless, the Fund's net asset value per share remained relatively stable during 1998, decreasing from $10.29 at the beginning of 1998 to $10.23 by year-end. Also, for the first time in the Fund's history, the Fund distributed a capital gain to shareholders in December equivalent to approximately 1.5 cents per share.

In other areas, the Fund reduced its expense ratio to 1.51% in 1998, a reduction of over 12% from the prior year's ratio. Nonetheless, the Fund's management and directors are not satisfied with the current expense ratio and are continuing to pursue efforts to further reduce the expense ratio in 1999. The Directors acted in May of 1998 to reduce the management fee payable to the adviser from 0.7% to 0.6% on all assets in excess of $10 million; this reduction should contribute to lower expense ratios as the Fund continues to grow its asset base. The Fund also achieved the lowest turnover ratio in its history, 41%, further contributing to reduced portfolio trading costs and thereby increasing returns available to shareholders.

Shareholders recognized the Fund's solid performance by investing in the Fund an additional $1.7 million, net of redemptions, to increase total net assets to over $9.5 million during a period when continued strong performance by the equity markets dampened investor enthusiasm for bond funds in general.

The management and Directors of the Fund are aggressively and comprehensively pursuing resolution of all Y2K computer processing issues which could impact on the Fund, its adviser and its transfer agent and anticipate that the Fund will be Y2K compliant well before the new millenium rings in.

We are looking towards 1999 with great anticipation. We expect it may be a year in which equity market performance could decline and accordingly bond funds in general, and the Tax Free Fund of Vermont in particular, could benefit from investors seeking more conservative investment alternatives than offered by the equity markets. We appreciate your confidence in the Tax Free Fund of Vermont and we welcome your comments at any time.

Yours truly,


John T. Pearson
President

THE FOLLOWING DATA IS PRESENTED IN A GRAPH FORMAT ON THE ANNUAL REPORT

       Date                      Fund                Index
      9/18/91                  $10,000.00          $10,000.00
      12/31/91                 $10,110.00          $10,389.00
      12/31/92                 $10,651.00          $11,198.00
      12/31/93                 $11,211.00          $12,565.00
      12/31/94                 $11,181.00          $11,915.00
      12/31/95                 $12,595.00          $13,995.00
      12/31/96                 $13,169.00          $14,590.00
      12/31/97                 $14,188.00          $15,931.00
      12/31/98                 $14,730.00          $16,963.00


The above graph shows the results of a $10,000 investment in the Tax Free Fund of Vermont compared to the Lehman Municipal Bond Index and the average annual return for the Tax Free Fund of Vermont for the period from its inception through December 31, 1998. The Fund has generally underperformed the Index during periods of rising bond prices and declining interest rates and has generally outperformed the index during periods of declining bond prices and rising interest rates. This relative performance trend is due primarily to the fact that Vermont municipal bonds are of higher credit quality and are less volatile in price than municipal bonds in general. The Fund's portfolio reflects this phenomenon. Also, the Fund's returns are after fees and expenses of the Fund, while the returns of the Lehman Municipal Bond Index are without any fees or expenses. During 1998, the rise in bond prices and decline in interest rates coupled with the absence of fees and expenses from the return achieved by the Index resulted in the Index achieving a higher total return than the Fund.




               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Directors
Tax Free Fund of Vermont, Inc.
Rutland, Vermont


We have audited the accompanying statement of assets and liabilities of the Tax Free Fund of Vermont, Inc., including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tax Free Fund of Vermont, Inc. as of December 31, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





                                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 10, 1999

-------------------------------------------------------------------------------

See accompanying notes to financial statements


TAX FREE FUND OF VERMONT, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998
-------------------------------------------------------------------------------


ASSETS
   Investments in securities at market value
      (identified cost $9,056,104) (Note 1-A)                    $   9,275,954
   Cash                                                                 96,558
   Interest receivable                                                 127,931
   Prepaid expenses and other assets                                    38,984
                                                                 -------------
         Total assets                                                9,539,427


LIABILITIES
   Accrued expenses                                                        315

NET ASSETS
   (Applicable to 932,265 shares outstanding,
      $.01 par value, 10,000,000 shares authorized)              $   9,539,112
                                                                 =============

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
   ($9,539,112 / 932,265)                                              $10.23
                                                                       ======

NET ASSETS
   At December 31, 1998, net assets consisted of:
      Paid-in capital                                            $   9,290,985
      Accumulated net realized gain on investments                      28,277
      Unrealized appreciation of investments                           219,850
                                                                 -------------
                                                                 $   9,539,112




TAX FREE FUND OF VERMONT, INC.

STATEMENT OF OPERATIONS

Year ended December 31, 1998

-------------------------------------------------------------------------------


INVESTMENT INCOME
   Income
      Interest                                                      $  504,497
                                                                    ----------

   Expenses
      Investment advisory fees (Note 4)                                 60,852
      Printing and postage                                              22,221
      Audit fees                                                        11,540
      Insurance                                                          8,946
      Administrative and shareholder services (Note 4)                  14,768
      Portfolio pricing costs                                            3,594
      Custody fees                                                       2,394
      Registration fees                                                    967
      Directors fees and expenses                                        8,196
      Other                                                                935
                        ------------------------------------------------------
      Total expenses                                                   134,413
                                                                    ----------
         Net investment income                                         370,084


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments sold                                29,060
   Net change in unrealized appreciation                               (67,046)
         Net loss on investments                                       (37,986)
                                                                    ----------
            Net increase in net assets resulting from operations    $  332,098
                                                                    ==========




TAX FREE FUND OF VERMONT, INC.

STATEMENT OF CHANGES IN NET ASSETS

Years ended December 31, 1998 and 1997
-------------------------------------------------------------------------------

                                                                     1998               1997
                                                                     ----               ----
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
      Net investment income                                      $    370,084      $     317,970
      Net realized gain on investments                                 29,060            147,794
      Net change in unrealized appreciation                           (67,046)            98,475
                                                                 ------------      -------------
         Net increase in net assets resulting from operations         332,098            564,239

   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                                          (370,084)          (317,970)
      Realized gains on investments                                   (15,762)              -
                                                                 ------------      -------------
         Total distributions to shareholders                         (385,846)          (317,970)

   CAPITAL SHARE TRANSACTIONS (Note 3)
      Increase in net assets resulting from
         capital share transactions                                 1,713,698            414,136
                                                                 ------------      -------------

         Total increase in net assets                               1,659,950            660,405

NET ASSETS
   Beginning of year                                                7,879,162          7,218,757
                                                                 ------------      -------------
   End of year $                                                 9,539,112  $      7,879,162
                                                                 ============      =============



TAX FREE FUND OF VERMONT, INC.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each year)
-------------------------------------------------------------------------------

                                                                             Years ended December 31,

                                                            1998          1997          1996          1995          1994
                                                       ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE
   Beginning of year ............................   $      10.29  $       9.97  $       9.96  $       9.30  $       9.86
                                                       ---------     ---------     ---------     ---------     ---------


   Income from investment operations
      Net investment income .....................            .43           .43           .43           .49           .53
      Net gain (loss) on securities
         (both realized and unrealized) .........           (.04)          .32           .01           .66          (.56)
                                                       ---------     ---------     ---------     ---------     ---------

      Total income from investment operations ...            .39           .75           .44          1.15          (.03)
                                                       ---------     ---------     ---------     ---------     ---------

   Less distributions from
      Net investment income .....................           (.43)         (.43)         (.43)         (.49)         (.53)
      Realized gains on investments .............           (.02)                                  --            --
                                                       ---------     ---------     ---------     ---------     ---------

      Total distributions .......................           (.45)         (.43)         (.43)         (.49)         (.53)
                                                       ---------     ---------     ---------     ---------     ---------


   End of year $ ................................          10.23  $      10.29  $       9.97  $       9.96  $       9.30
                                                       =========     =========     =========     =========     =========



TOTAL RETURN ....................................           3.82%         7.74%         4.56%        12.65%         (.27)%

RATIOS/SUPPLEMENTAL DATA
   Net assets at end of year (000's) ............   $      9,539     $   7,879     $   7,219     $   6,961     $   5,786
   Ratio of
      Expenses to average net assets ............           1.51%         1.72%         1.55%         1.49%         1.66%
      Net investment income to average net assets           4.16%         4.26%         4.41%         5.06%         5.61%

PORTFOLIO TURNOVER ..............................             41%           60%           98%          182%           44%


-------------------------------------------------------------------------------

See accompanying notes to financial statements


TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS

December 31, 1998
-------------------------------------------------------------------------------


Municipal Bonds (97.24%)
                                                                          Maturity       Principal         Market
Vermont (87.85%)                                              Rate          Date           Amount           Value
                                                              ----      ------------      -------         --------
    Vermont Educational and
       Health Buildings Financing Agency
       1993 Revenue Bond
       (Norwich University Project)                           6.00%       09/01/13    $    105,000    $     109,988
       1998 Revenue Bond
       (Norwich University Project)                           5.50%       07/01/21         250,000          250,938
       1991 Revenue Bond (FHA Insured)
       (Helen Porter Nursing Home Project)                    7.10%       02/01/31         275,000          292,531
       1994 Revenue Bond
       (St. Johnsbury Academy Project)                        7.15%       04/15/14       1,145,000        1,229,444
       1994 Revenue Bond
       (St. Johnsbury Academy Project)                        7.375%      04/15/14         325,000          351,000
       1996 Revenue Bond
       (St. Michaels College)                                 5.90%       04/01/11         150,000          161,625
       1993 Revenue Bond
       (Champlain College Project)                            6.00%       10/01/13         260,000          273,650
       1994 Revenue Bond
       (Landmark College Project)                             7.15%       11/01/14         500,000          563,125
       1996 Revenue Bond
       (Lyndon Institute)                                     6.60%       12/01/14          35,000          364,731
       1993 Revenue Bond
       (Medical Center Hospital)                              6.00%       09/01/22         550,000          595,375
       1996 Revenue Bond
       (Northwestern Medical Center)                          6.25%       09/01/18         530,000          557,162
       1992 Revenue Bond
       (Middlebury College Project)                           6.00%       11/01/22         125,000          135,625
       1996 Revenue Bond
       (Middlebury College Project)                           5.375%      11/01/26         100,000          102,500
       1996 Revenue Bond
       (Middlebury College Project)                           5.50%       11/01/16         150,000          156,188
    Vermont State Agricultural College
       1998 Revenue Bond                                      4.75%       10/01/29         925,000          874,125
    Vermont Municipal Bond Bank
       1996 Series 1                                          6.00%       12/01/26         300,000          327,000



TAX FREE FUND OF VERMONT, INC.

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 1998
-------------------------------------------------------------------------------


Municipal Bonds - (Continued)
                                                                       Maturity       Principal           Market
                                                         Rate          Date           Amount             Value
    Vermont Housing Finance Agency
       Single Family Mortgage-Backed Bond
       1990 Series 2                                          7.30%       05/01/25    $    285,000    $     298,538
       1989 Series A                                          7.85%       12/01/29         300,000          307,866
       1994 Series 5                                          6.875%      11/01/16         100,000          107,625
       1992 Series 4                                          6.40%       11/01/25         670,000          711,037
    Vermont Housing Finance Agency
       Multi-Family Mortgage-Backed Bond
       1977 Series 1                                          6.50%        2/15/17          70,000           70,350
       1995 Series A                                          6.15%       02/15/14         100,000          108,125
    Vermont Student Assistance Corp.
       1992 Series B                                          6.70%       12/15/12         395,000          432,031
                                                                                                      -------------
         Total Vermont Bonds                                                                              8,380,579
                                                                                                      -------------

Puerto Rico (7.27%)
    Puerto Rico Electric Power Authority
       1995 Revenue Bond, Series X                            5.50%       07/01/25         225,000          231,187
    Puerto Rico Industrial,
       Medical & Environmental Authority
       1994 Revenue Bond
       (Ryder Memorial Hospital Project)                      6.60%       05/01/14         425,000          462,188
                                                                                                      -------------
          Total Puerto Rico Bonds                                                                           693,375
                                                                                                      -------------

U.S. Virgin Islands (2.12%)
    U.S. Virgin Islands Public Finance Authority
       1998 Series A                                          5.50%       10/01/22         200,000          202,000
                                                                                                      -------------
          Total investments in securities
              (Cost $9,056,104) (97.24%) (1)                                                              9,275,954
          Other assets and liabilities, net (2.76%)                                                         263,158
                                                                                                      -------------
          Net assets (100%)                                                                           $   9,539,112
                                                                                                      =============

(1) The cost of investments for federal income tax purposes amounted to $9,056,104. Gross unrealized appreciation and depreciation of investments based on identified tax cost at December 31, 1998 are as follows:

          Gross unrealized appreciation                                                                  $  249,434
          Gross unrealized depreciation                                                                     (29,584)
                                                                                                         ----------
          Net unrealized appreciation                                                                    $  219,850
                                                                                                         ==========

-------------------------------------------------------------------------------




TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 1998
-------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Tax Free Fund of Vermont, Inc. (the "Fund") was incorporated under the laws of the State of Vermont on May 20, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund's investment goal is to seek the highest level of current income exempt from Federal and Vermont income taxes for shareholders as is consistent with the prudent investment management of the principal invested by shareholders.

      The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A)  SECURITY VALUATION
           Portfolio securities are valued by an independent pricing service using market quotations, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors.

      (B)  SECURITY TRANSACTIONS AND INVESTMENT INCOME
           Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code.

      (C)  INCOME TAXES
           It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution of all taxable income to the Fund's shareholders. Therefore, no Federal income tax provision is required. By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus.

      (D)  DISTRIBUTIONS TO SHAREHOLDERS
           The Fund intends to declare daily and distribute monthly to its shareholders dividends from net investment income and to declare and distribute annually net realized long-term capital gains, if any. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of post-October capital losses. Each distribution will be made in shares or, at the option of the shareholder, in cash.

-------------------------------------------------------------------------------




TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 1998
-------------------------------------------------------------------------------


      (E)  USE OF ESTIMATES
           In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2)   PURCHASES AND SALES OF SECURITIES

      Realized gains and losses are recorded on the specific identification method. Costs of purchases and proceeds from sales of securities for the Fund aggregated $4,921,981 and $3,556,528, respectively.


(3)   CAPITAL SHARE TRANSACTIONS

      Transactions in shares of the Fund for the years ended December 31, 1998 and 1997, were as follows:

                                                                    1998                           1997
                                                           ------------------------     ---------------------------
                                                           Shares        Amount           Shares          Amount
      Shares sold                                           215,465    $  2,214,463        130,732   $    1,316,230
      Shares issued in reinvestment of dividends             26,291         270,112         21,950          221,620
      Shares redeemed                                       (74,969)       (770,877)      (111,499)      (1,123,714)
                                                           --------    ------------     ----------   --------------
         Net increase                                       166,787    $  1,713,698         41,183   $      414,136
                                                           ========    ============     ==========   ==============


(4)   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      As compensation for its management services, the Fund has agreed to pay Vermont Fund Advisors, Inc. (the "Advisor") a fee computed at the annual rate of .7% (seven-tenths of 1 percent) of average daily net asset value. This fee is reduced to .6% of average daily net assets over $10 million. However, the Advisor may voluntarily waive or refund investment advisory fees payable to it under the Advisory Agreement and assume and pay or otherwise reimburse the Fund for other operating expenses to whatever extent deemed necessary and appropriate. There was no reimbursement made by the Advisor for the year ended December 31, 1998.

      In addition, the Fund has entered into an Administrative Services Agreement with the Advisor. The Agreement provides for a fee computed at a rate of .08% (eight-one hundredths of 1 percent) on the average daily net asset value of the Fund to be paid for administrative services received by the Fund. For the year ended December 31, 1998, administrative services fees paid by the Fund totaled $7,039.

      The president, director and sole shareholder of the Advisor also serves as president and as a director of the Fund. Officers of the Fund and interested directors receive no compensation directly from the Fund.




TAX FREE FUND OF VERMONT, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

December 31, 1998
-------------------------------------------------------------------------------


(5)   CONCENTRATION OF CREDIT RISK

      The Fund invests a substantial proportion of its investments in debt obligations issued by the State of Vermont and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Vermont municipal securities than is a fund that is not concentrated in these issuers to the same extent.